SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 11, 2007

XEROX CORPORATION

(Exact name of registrant as specified in its charter)

New York	1-4471	16-0468020
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Long Ridge Road

P. O. Box 1600

Stamford, Connecticut 06904-1600

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (203) 968-3000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04.	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On May 11, 2007, Registrant received the notice required by Section 101(i)(2)(E) of the Employee Retirement Income Security Act of 1974 regarding a blackout period under the Xerox Corporation Savings Plan and The Savings Plan of Xerox Corporation and the Xerographic Division, UNITE HERE. As required by Section 306 of the Sarbanes-Oxley Act and Section 240.104 of the Security and Exchange Commission’s Regulation BTR, the Registrant has sent formal notice of the blackout period, dated May 16, 2007, to its executive officers and directors, a copy of which is attached as Exhibit 99 to this Report and which is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Formal Notice of Blackout Period under the Xerox Corporation Savings Plan and The Savings Plan of Xerox Corporation and the Xerographic Division, UNITE HERE, dated May 16, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly authorized this Report to be signed on its behalf by the undersigned duly authorized.

Date: May 16, 2007

XEROX CORPORATION

By:	/s/ Rhonda L. Seegal
Rhonda L. Seegal
Vice President and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Formal Notice of Blackout Period under the Xerox Corporation Savings Plan and The Savings Plan of Xerox Corporation and the Xerographic Division, UNITE HERE, dated May 16, 2007.